Exhibit (21)* to Report
on Form 10-K for
Fiscal Year Ended June 30, 2013
by Parker-Hannifin Corporation

Listed below, are the subsidiaries of the Company and their jurisdictions of organization. Except where otherwise noted, all of such subsidiaries are either directly or indirectly wholly-owned by the Company.

Name of Subsidiary	State/Country of Incorporation
UNITED STATES
Advanced Atomization Technologies LLC	Delaware
Alkid Corporation	California
Brown's Manufacturing, LLC	Colorado
Drilling and Production Resources, Inc.	Texas
Oil Air Holdings Inc.	Delaware
Olaer Inc.	Delaware
Olaer USA, Inc.	Texas
Parker Hannifin Partner B LLC	Delaware
Parker Intangibles LLC	Delaware
Parker Italy (PH Espana Holding) LLC	Delaware
Parker Italy Holding LLC	Delaware
Parker Olaer Holding LLC	Delaware
Parker Royalty Partnership	Ohio
Parker Shelf LLC	Delaware
Parker-Hannifin International Corp.	Delaware
PG Square LLC	Ohio
PGI GP, LLC	Delaware
PGI Holdco LLC	Delaware
PGI International, Ltd.	Texas
PGIC International GP LLC	Texas
PGIC International Ltd	Texas
Sterling-Velcon Filters Corp.	Delaware
Taiyo America, Inc.	Illinois
Twin Filter N.A., Inc.	Delaware
Velcon Filters, LLC	Delaware
Velcon Management Inc.	Delaware
Velcon Twin, LLC	Delaware
Winco Enterprises Inc.	California

INTERNATIONAL
Parker Hannifin Argentina S.A.I.C.	Argentina
Olaer Australia Pty Ltd	Australia
Parker Hannifin (Australia) Pty. Limited	Australia
Twin Filter Australia Pty Ltd	Australia
Parker Hannifin Australia Assets Pty Limited	Australia
Parker Hannifin Australia Holding Pty Limited	Australia
Snap-tite Australia Pty. Ltd.	Australia

Name of Subsidiary	State/Country of Incorporation
Olaer Austria GmbH	Austria
Parker Hannifin Ges.m.b.H.	Austria
Parker Hannifin Manufacturing Austria GmbH	Austria
Parker Hannifin Manufacturing Holding Austria GmbH	Austria
Parker Hannifin BeLux SPRL	Belgium
Parker Hannifin Manufacturing Belgium BVBA	Belgium
SA Olaer Benelux NV	Belgium
Parker Hannifin Manufacturing Holding Belgium SPRL	Belgium
Parker Hannifin (Bermuda) Ltd.	Bermuda
Parker Hannifin BerLux Ltd.	Bermuda
Parker Hannifin Partner I GP	Bermuda
Parker Hannifin Partner II GP	Bermuda
Legris do Brasil Ltda.	Brazil
Parker Adesivos e Selantes Químicos Indústria e Comércio Ltda.	Brazil
Parker Hannifin Indústria e Comércio Ltda.	Brazil
Olaer do Brasil Sistemas Hidraulicos Ltda.	Brazil
Twin Filter do Brasil Farbricacao de Elementos Filtrantes Ltda	Brazil
Twin Filter South America Ltda	Brazil
Parker Hannifin Canada	Canada
9183-7252 Quebec Inc.	Canada
Parker Canada Holding Co.	Canada
Parker Canada Investment Co.	Canada
Parker Ontario Holding Inc.	Canada
Velcon Canada Inc	Canada
Ingenieria y Servicios Metalcrom Ltda.	Chile
Parker Hannifin Corporation Chile Ltda	Chile
Parker-Asun Seal Product Company Ltd.	China
ISR Shengyang Rubber Products Co., Ltd.	China
Oiltech Hydraulic Manufacturing (Suzhou) Co., Ltd	China
Olaer Tianjin Hydraulic Manufacturing Co.,Ltd	China
Parker Hannifin Electronic Materials (Shenzhen) Co., Ltd	China
Parker Hannifin Filtration Products and Systems (Shanghai) Co., Ltd.	China
Parker Hannifin Fluid Connectors (Qingdao) Co., Ltd.	China
Parker Hannifin Fluid Power Systems & Components (Shanghai) Co., Ltd.	China
Parker Hannifin Hydraulics (Shanghai) Co., Ltd.	China
Parker Hannifin Hydraulics (Tianjin) Co., Ltd	China
Parker Hannifin Management (Shanghai) Co Ltd	China
Parker Hannifin Motion & Control (Shanghai) Co. Ltd.	China
Parker Hannifin Motion & Control (Wuxi) Company Ltd	China
Parker Hannifin Refrigeration and Air Conditioning (Wuxi) Co., Ltd.	China
Parker ISR Fluid Connectors (Shenyang) Co. Ltd.	China
Parker Seal Product Co., Ltd	China
PGI China	China
Rayco (Wuxi) Technologies Co., Ltd.	China
Shanghai Denison Hydraulics Components Limited	China

Name of Subsidiary	State/Country of Incorporation
Shanghai Parker Hannifin Fluid Connectors Co., Ltd	China
Taiyo Parker Fluidpower (Shanghai) Co., Ltd.	China
Taiyo System (Tianjin) Co., Ltd.	China
Olaer CZ, s.r.o.	Czech Republic
Parker Hannifin Industrial s.r.o.	Czech Republic
Parker-Hannifin s.r.o.	Czech Republic
Parker Hannifin Danmark ApS	Denmark
Parker Hannifin Manufacturing Denmark ApS	Denmark
Parker Hannifin Manufacturing Holding Denmark ApS	Denmark
Olaer OY	Finland
Parker Hannifin Manufacturing Finland Oy	Finland
Parker Hannifin Oy	Finland
Olaer Industries SA	France
Parker Hannifin France SAS	France
Parker Hannifin Manufacturing France SAS	France
Parker Hannifin France Finance SAS	France
Parker Hannifin France Holding SAS	France
Avifil SAS	France
Inrid SA	France
Olaer Industries GmbH	Germany
Parker Hannifin GmbH	Germany
Parker Hannifin Manufacturing Germany GmbH & Co. KG	Germany
Parker Hannifin Gebaeudeverwaltung eins GmbH & Co. KG	Germany
Parker Hannifin Gebaeudeverwaltung zwei GmbH & Co. KG	Germany
Parker Hannifin Holding GmbH	Germany
Parker Hannifin Real Estate Holding GmbH	Germany
Parker Hannifin Verwaltungs-GmbH	Germany
Twin Filter GmbH & Co. KG	Germany
Twin Filter Verwaltungs GmbH	Germany
Warner Lewis GmbH	Germany
Parker Hannifin (Gibraltar) Holding Limited	Gibraltar
Parker Hannifin (Gibraltar) Properties Limited	Gibraltar
Par Treasure Limited	Hong Kong
Parker Hannifin Hong Kong, Ltd.	Hong Kong
Olaer Schweiz AG Kulfoldi Vallakozas Vallalkozas Magyarorszagi Fioltelepe	Hungary
Parker International Capital Management Hungary Limited Liability Company	Hungary
Domnick Hunter India Pvt Ltd.	India
Legris Holding India Private Ltd.	India
Legris India Private Ltd. (1)	India
Olaer Hydraulics (India) Pvt. Ltd	India
Parker Hannifin India Private Ltd.	India
PT Parker Hannifin Indonesia	Indonesia
PT Domnick Hunter Indonesia	Indonesia
Acadia International Insurance Limited	Ireland
Parker Sales (Ireland) Limited	Ireland

Name of Subsidiary	State/Country of Incorporation
Snap-Tite (Ireland) Limited	Ireland
Olaer Italiana SpA	Italy
Parker Hannifin Italy srl	Italy
Parker ITR srl	Italy
Parker Marine Hose Products srl	Italy
Parker Hannifin Manufacturing Holding Italy srl	Italy
Kuroda Pneumatics Ltd.	Japan
Parker Hannifin Japan Holdings GK	Japan
Parker Hannifin Japan Ltd.	Japan
Taiyo Techno, Ltd.	Japan
Taiyo, Ltd.	Japan
Parker Hannifin Connectors Ltd.	Korea
Parker Korea Ltd.	Korea
Parker Mobile Control Division Asia Co., Ltd.	Korea
Parker Hannifin (Luxembourg) S.a.r.l.	Luxembourg
Parker Hannifin Bermuda Luxembourg S.C.S.	Luxembourg
Parker Hannifin Europe S.a.r.l.	Luxembourg
Parker Hannifin Global Capital Management S.a.r.l	Luxembourg
Parker Hannifin Holding EMEA S.a.r.l.	Luxembourg
Parker Hannifin Lux FinCo S.a.r.l.	Luxembourg
Parker Hannifin Luxembourg Acquisitions S.a.r.l.	Luxembourg
Parker Hannifin Luxembourg Finance S.à r.l.	Luxembourg
Parker Hannifin Luxembourg Investments 1 S.a.r.l.	Luxembourg
Parker Hannifin Partnership S.C.S.	Luxembourg
Parker Hannifin S.a.r.l.	Luxembourg
Parker Hannifin Chomerics (M) Sdn. Bhd.	Malaysia
Parker Hannifin Industrial (M) Sdn Bhd	Malaysia
Parker Hannifin Malaysia Sdn. Bhd	Malaysia
Arosellos, S.A. de C.V.	Mexico
Parker Hannifin de Mexico, S.A. de C.V.	Mexico
Parker Industrial, S. de R.L. de C.V.	Mexico
Parker Seal de Mexico, S.A.	Mexico
Parker Baja Servicios, S.A. de C.V.	Mexico
Parker Brownsville Servicios, S.A. de C.V.	Mexico
Parker Hannifin Holding, S. de R.L. de C.V.	Mexico
Parker Servicios de México, S.A. de C.V.	Mexico
Parker Sistemas de Automatización, S. de R.L. de C.V.	Mexico
Olaer Benelux BV	Netherlands
Parker Hannifin B.V.	Netherlands
Parker Hannifin Manufacturing Netherlands (Filtration and Separation) B.V.	Netherlands
Parker Hannifin Manufacturing Netherlands (Filtration) B.V.	Netherlands
Parker Hannifin Manufacturing Netherlands (Hose) B.V.	Netherlands
Parker Hannifin Manufacturing Netherlands (Pneumatic) B.V.	Netherlands
Parker Hannifin Manufacturing Netherlands (Polyflex) B.V.	Netherlands
Parker Hannifin VAS Netherlands B.V.	Netherlands

Name of Subsidiary	State/Country of Incorporation
Parker Hannifin Netherlands Holdings 2 B.V.	Netherlands
Parker Hannifin Netherlands Holdings B.V.	Netherlands
Snap-Tite Europe B.V.	Netherlands
GSF Beheer B.V.	Netherlands
GSF Europe B.V.	Netherlands
GSF Kunststoffen B.V.	Netherlands
TPF Beheer B.V.	Netherlands
Twin Fibra B.V.	Netherlands
Twin Filter B.V.	Netherlands
Twin Process Filtration B.V.	Netherlands
Velcon Twin Cooperatief U.A.	Netherlands
Parker Hannifin (N.Z.) Limited	New Zealand
Olaer AS	Norway
Parker Hannifin AS	Norway
Parker Hannifin VAS Norway AS	Norway
Parker Maritime AS	Norway
Parker Scanrope AS	Norway
Parker Hannifin (Norway) Holdings AS	Norway
Parker Hannifin ESSC Sp z.o.o.	Poland
Parker Hannifin Manufacturing Poland Sp z.o.o.	Poland
Parker Hannifin Sales Poland Sp z.o.o.	Poland
Parker Hannifin Manufacturing Holding Poland Sp. z o.o.	Poland
Parker Hannifin Portugal Unipessoal Lda	Portugal
Parker Hannifin LLC	Russia
Legris Industries OOO	Russia
PGI RussCo	Russia
Parker Hannifin Singapore Private Limited	Singapore
PGI Singapore Pte. Ltd.	Singapore
Rayco Technologies Pte. Ltd.	Singapore
Parker-Hannifin s.r.o - Slovakia Branch	Slovakia
Parker-Hannifin (Africa) (Pty) Ltd	South Africa
Legris South Africa Pty. Ltd	South Africa
Olaer Iberica SAU	Spain
Parker Hannifin España S.L.	Spain
Parker Hannifin Manufacturing Spain S.L.	Spain
Tecknit Europe España SL	Spain
Parker Hannifin Cartera Industrial, S.L., Bilboa (Espagne), succursale de Carouge	Spain
Parker Hannifin Industries and Assets Holding S.L.	Spain
Parker Hannifin Manufacturing Holding Spain S.L.	Spain
Parker Hannifin Aktiebolag	Sweden
Parker Hannifin Manufacturing Sweden AB	Sweden
Olaer Aktiebolag	Sweden
Olaer Scandinavia Aktiebolag	Sweden
Parker Hannifin Manufacturing Switzerland SA	Switzerland
Tema Marketing AG	Switzerland

Name of Subsidiary	State/Country of Incorporation
Parker Origa Holding GmbH	Switzerland
Parker Hannifin Cartera Industrial S.L. - Swiss Branch	Switzerland
Parker Hannifin Europe S.a.r.l - Swiss Branch	Switzerland
Parker Hannifin Taiwan Ltd.	Taiwan
Parker Hannifin (Thailand) Co. Ltd.	Thailand
Parker Hareket ve Kontrol Sistemleri Tic. Ltd. Şti.	Turkey
Parker İklim Kontrol Sistemleri San. ve Tic. A.Ş.	Turkey
Parker Middle East FZE	United Arab Emirates
Kittiwake Developments Limited	United Kingdom
Kittiwake Holroyd Limited	United Kingdom
Kittiwake Procal Limited	United Kingdom
Olaer Group Limited	United Kingdom
Olaer Holdings Limited	United Kingdom
Olaer International Limited	United Kingdom
Olaer Limited	United Kingdom
Parker Hannifin Limited	United Kingdom
Parker Hannifin Manufacturing (UK) Limited	United Kingdom
Parker Hannifin Manufacturing Limited	United Kingdom
Domnick Hunter Iberica Limited	United Kingdom
Alenco (Holdings) Limited	United Kingdom
Domnick Hunter Group Limited	United Kingdom
Parker Hannifin (GB) Limited	United Kingdom
Parker Hannifin (Holdings) Limited	United Kingdom
Parker Hannifin 2007 LLP	United Kingdom
Olaer Fawcett Christie Limited	United Kingdom
Parker Hannifin de Venezuela, S.A.	Venezuela
Parker Hannifin Vietnam Company Limited	Vietnam

(1) The Company owns 74% of such subsidiary's equity capital.

All of the foregoing subsidiaries are included in the Company's consolidated financial statements. In addition to the foregoing, the Company owns 23 inactive companies.